                                                                     EXHIBIT T3F


           RECONCILIATION AND TIE BETWEEN TRUST INDENTURE ACT OF 1939
                                  AND INDENTURE

     Section of
   Trust Indenture                                         Section(s) of
     Act of 1939                                             Indenture
---------------------                                 -----------------------
ss. 310      (a)(1)                                        7.10
             (a)(2)                                        7.10
             (a)(3)                                        Not Applicable
             (a)(4)                                        Not Applicable
             (a)(5)                                        7.10
             (b)                                           7.08, 7.10
             (c)                                           Not Applicable
ss. 311      (a)                                           7.11
             (b)                                           7.11
             (c)                                           Not Applicable
ss. 312      (a)                                           2.07
             (b)                                           11.03
             (c)                                           11.03
ss. 313      (a)                                           7.06
             (b)                                           7.06
             (c)                                           7.06
             (d)                                           7.06
ss. 314      (a)                                           4.03, 4.04
             (b)                                           Not Applicable
             (c)(1)                                        11.04
             (c)(2)                                        11.04
             (c)(3)                                        Not Applicable
             (d)                                           Not Applicable
             (e)                                           11.05
ss. 315      (a)                                           7.01(b)
             (b)                                           7.05
             (c)                                           7.01(a)
             (d)                                           7.01(c)
             (d)(1)                                        7.01(c)(l)
             (d)(2)                                        7.01(c)(2)
             (d)(3)                                        7.01(c)(3)
             (e)                                           6.11
ss. 316      (a)(1)(A)                                     6.05
             (a)(1)(B)                                     6.04
             (a)(2)                                        Not Applicable
             (a)(last sentence)                            2.11
             (b)                                           6.07
ss. 317      (a)(1)                                        6.08
             (a)(2)                                        6.09
             (b)                                           2.06
ss. 318      (a)                                           11.01